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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

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As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 24, 1997 included in Alaska Air Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.



/s/ ARTHUR ANDERSEN LLP

                                        Seattle, Washington
                                        November 6, 1997